Exhibit 99.1

Sunnova Announces Pricing of Secondary Offering of Shares of Common Stock

July 1, 2020

HOUSTON —Sunnova Energy International Inc. (“Sunnova”) (NYSE: NOVA) today announced the pricing of its underwritten public offering (the “Offering”) of 6,076,890 shares of Sunnova’s common stock by certain of our stockholders, including affiliates of Energy Capital Partners (collectively, the “Selling Stockholders”) at $16.50 per share. Certain of the Selling Stockholders have granted the underwriters a 30-day option to purchase an additional 911,533 shares of common stock. Sunnova is not offering any shares of its common stock in the Offering and will not receive any proceeds from the sale of shares by the Selling Stockholders in the Offering.

J.P. Morgan, BofA Securities, Credit Suisse and Goldman Sachs & Co. LLC are acting as joint book-running managers. Baird, Roth Capital Partners, KeyBanc Capital Markets, B. Riley FBR, JMP Securities and Raymond James are acting as co-managers. The Offering is being made only by means of a prospectus. A copy of the preliminary prospectus relating to the Offering may be obtained from J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone 1-866-803-9204 or by email at prospectus-eq_fi@jpmchase.com; BofA Securities, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, Attention: Prospectus Department or by email at dg.prospectus_requests@bofa.com; Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, Eleven Madison Avenue, 3rd floor, New York, NY 10010, Telephone: 1-800-221- 1037, Email: usa.prospectus@credit-suisse.com, or Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, Telephone: 1-866-471-2526, Facsimile: 212-902-9316, Email: Prospectus-ny@ny.email.gs.com.

To obtain a copy of the prospectus, free of charge, visit the SEC’s website, www.sec.gov, and search under the registrant’s name “Sunnova Energy International Inc.”

A registration statement on the Form S-1 relating to the Offering was declared effective by the Securities and Exchange Commission on July 1, 2020. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT SUNNOVA

Sunnova Energy International Inc. (NYSE: NOVA) is a leading residential solar and energy storage service provider, with customers across the U.S. and its territories. Sunnova’s goal is to be the source of clean, affordable and reliable energy, with a simple mission: to power energy independence so that homeowners have the freedom to live life uninterrupted™.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Sunnova’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplates,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Sunnova’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding the conduct of the Offering and the size and terms of the Offering. Sunnova’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks regarding our ability to forecast our business due to our limited operating history, the effects of the coronavirus pandemic on our business and operations, results of operations and financial position, our competition, fluctuations in the solar and home-building markets, availability of capital, our ability to attract and retain dealers and customers and our dealer and strategic partner relationships. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Sunnova’s filings with the Securities and Exchange Commission, including our Annual Report on 10-K for the year ended December 31, 2019, our Quarterly Report on 10-Q for the quarter ended March 31, 2020 and in the registration statement on the Form S-1 related to the Offering filed with the Securities and Exchange Commission. The forward-looking statements in this release are based on information available to Sunnova as of the date hereof, and Sunnova disclaims any obligation to update any forward-looking statements, except as required by law.

INVESTOR AND ANALYST CONTACT

Rodney McMahan

Sunnova Energy International Inc.

Rodney.McMahan@sunnova.com

(281) 971-3323

PRESS AND MEDIA CONTACT

Kelsey Hultberg

Sunnova Energy International Inc.

Kelsey.Hultberg@sunnova.com

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